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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28

Date of reporting period:	February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIA EQUITY FUND

INSTITUTIONAL CLASS (HVEIX)

Managed by
Hudson Valley Investment Advisors, Inc.

ANNUAL REPORT

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-209-8710 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-209-8710. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

HVIA EQUITY FUND LETTER TO SHAREHOLDERS	April, 2020

The HVIA Equity Fund (“HVEIX” or the “Fund”) launched on October 3rd 2016. The Fund’s focus is on using a G.A.R.P. investment framework to determine suitable investments. This acronym is “Growth at a Reasonable Price” which focuses on investing in equities that are at a discount to their expected growth rate. In my experience of using this investment philosophy I’ve come to realize that the process does not fit neatly into months, quarters or years but is expected to outperform over the longer term.

Investment Environment

U.S. markets saw an upward tilt since hitting bottom during the early part of 2019. The U.S. / China trade deal was solidified, interest rates became a non-factor and earnings results have come in better than expected. This combination pushed markets to the upward end of historical valuations. The late February selloff was swift, taking no prisoners and discounted significant negative impact to earnings of companies on a worldwide basis. These reversals in expectations have left investors trying to make sense of one of the sharpest 10% drops in market history. Not only was the selloff swift, it also occurred with record volumes which indicated indiscriminate selling. The markets are assuming no growth for 2020 which we believe is too early to tell. In spite of the overly aggressive negative market impact we are amazed as to the underlying economic strength displayed. We believe the markets will hold up due to the uniqueness of the U.S. economy and its insular nature. I would expect some impact from the coronavirus but keep in mind that we’ve been able to rebound from far worse economic impacts such as 9/11 and oil shocks. We continue to believe that U.S. rebounds from this current environment and grow the economy over the long term.

The U.S. economy is in the midst of a housing market that is hitting record levels. Capital investment began to turn up after a period of underinvestment for most of 2019 and the willingness to lend was on the upswing. These points are backward looking as investors will tie their outlooks to the change in consumption. The consumer has been the workhorse of the U.S. economy over the past 12 to 18 months. Expectations prior to the virus scare were for revenue growth, margin improvement and a developed market rebound in growth. Inflationary pressures are nonexistent which should put interest rates at worst in a relatively flat environment. Many called for the Federal Reserve to cut rates, which they did during the writing of this update. We believe the Fed was proactive but easier monies may not be as impactful as some sort of change in perception to a reduction in health risk allowing for people to go back to their daily lifestyles.

We continue to believe that the economic position of the U.S. is pointing to a downward market move that will be transitory. Positive, but lower, economic growth should limit inflationary pressures, allow for capital expenditures to help lift productivity and position the U.S. for continued economic growth into the future. Based on the economic backdrop, we believe we’ll continue to show economic growth and will have a positive bias for equities after this selloff period that could last weeks or months.

1

HVIA focuses on changes to S&P 500 revenues and earnings as they are, in our opinion, the main driver of the value of stocks over the longer term. The equity markets earnings are unknown at this point, but we would expect a rebound back to positive revenues and earnings in 2020. Again, the current environment may have the economy outpacing the growth of stock prices. HVIA is continuing to anticipate earnings growth in 2020 but is focused on longer term issues such as changes to supply chains, increased use of technology and the investment into drug discovery and other areas to limit future healthcare risks.

Current Market and Economic Conditions

At February 29th, 2020, the economy was in a flux and was negatively impacted from the Coronavirus. The underlying economy has been strong, with the U.S. consumer pushing the economy forward. We focus on various economic signals such as housing, which is at a multi-year high. Consumer confidence is strong and unemployment is at an all-time low. Over the past quarter the economy cleared some of the risks such as the U.S. China trade dispute, earnings coming in stronger than expected and interest rates increases were put on hold. Bond market spreads between high yield and U.S. Treasuries provides insight into the level of perceived risk. The trend continued to be a tightening of spreads until the final week of the quarter in which spreads advanced over 100 basis points. The reversion in risk was a direct response to the expansion of the virus to other Geographic areas (Italy and S. Korea) outside of China. The fear has overtaken rationality with markets seeing the fastest downward move in its history. We believe that we are currently in a period in which markets will be volatile and there may be limited clarity as to when earnings and market valuations are solidified.

The advancing of a socialist candidate for the Democratic Presidential nominee has also brought fears to the markets. The fear is a potential reversal of President Trump’s initiatives of lower taxes and less regulations will negatively impact the economy. At this point the potential of this occurring is not high based on polling. The fluid situation of the Coronavirus and how it’s being handled could impact voter’s thoughts and their support for Trump and his positive impact on the economy. If sentiment changes the potential for new political leadership is highly possible.

Again, we believe that the current economic environment is fluid and that the next few weeks will determine economic growth over the coming quarters. Business travel reversed, transactions, and manufacturing will all be impacted to some degree. The overall depth of this impact may be shallow if stop quickly or more impactful as time goes on. We would anticipate that the economy should resume a path to growth post this virus concern and a rapid return to growth is the most likely outcome. With this being said, longer term companies may look to alter supply chains or bring part of production back to their home countries.

Our stock selection is focused on a return of economic vitality. We are expecting a return to growth as a large percentage of developing economies have injected stimulus to help support economic expansion. We believe that a greater focus on more cyclical sectors may make sense at this point as production and expansion should return to the forefront of the economy.

2

Investment Philosophy and Performance

For the year ended February 29, 2020, HVEIX is down 6.11% versus negative 8.19% of the S&P 500 total return. We are investing with an eye for the longer term, which means over 18 months. Our focus is on stocks that are showing improving asset utilization, margin expansion and the efficient use of capital. This can be summed up in an improving Return on Equity, (which is a measure of how well a company uses investments to generate earnings),but are trading at a discount to their historical growth or that of the industry group.

The market conditions that impacted the fund’s performance were the strength of the consumer confidence, the job market and housing which helped to propel GDP growth. Interest rates remained low which led to strong refinancing activity and placed more monies in the hands of consumers. Offsetting these benefits were the ongoing U.S./China trade dispute that impacted supply and caused friction in industries such as farm commodities. One other major issue was the strike at GM and the problems seen at Boeing, both of which are major drivers of our industrial base. To alleviate the back and forth seen in markets, the HVIA Fund used a “barbell” approach in overweighting sectors such as Communication and Consumer Cyclicals while underweighting Financials, Industrials and maintaining a neutral position in Technology.

For the year ended February 29th, 2020, HVEIX trailed the S&P 500 total return 6.11% compared to 8.19%. The following three positions had the largest positive impact on the Fund’s performance during the period:

a)	Apple Inc. AAPL (+59.95%)

b)	Microsoft Corp. MSFT (+46.53%)

c)	CarMax Inc. KMX (+40.60%)

Since inception the Fund invested in stocks that are trading at a discount to their growth rate. We have been benefitting from investments made over 12 months ago. We believe that economic growth will continue and should benefit the overall portfolio. The company that had the best return over the period was Apple Inc. due to the expectation of the transition to 5G technologies and the company’s expanding into services (such as Apple TV). We believe that the installed base of Apple products provides an outlet to deliver various services. Apple will be in a leading position to help with the change to 5G and the products and services that can be part of this new technology. Microsoft, Corp. also performed well for 2019 due to the increased percentages of the companies that are transitioning to be cloud based. The company’s Azure product helps in allowing companies to transition into this space. This area for MSFT is still in the middle innings and allow for continued growth. CarMax was the third best yearly performer in our portfolios. CarMax saw strong returns as the strong economy helped support sales and the increased pricing for new cars have made CarMax’s used product offerings attractive and supported the strong sales.

The following positions had the greatest negative impact on the Fund’s one year period through February 29, 2020:

d)	Cabot Oil & Gas Corp. CO (-42.24%)

e)	Exxon Mobile XOM (-31.55%)

f)	Xilinx Inc. XLNX (-29.22%)

3

Due to the negative impact on commodity prices, the U.S. China trade dispute and a new investor focus for cash flows from energy companies Cabot Oil & Gas was our worst performer. COG is the lowest cost natural gas performer and is well positioned in spite of the oversupply of the commodity. The second worst performer was Exxon Mobile which had the same attributes as COG. We are unsure of the future of the energy space in the short term as they are some of the top performing companies that have been negatively impacted and have been ostracized which may cause a permanent rerating to the sector. Xilinx was also a negative performer after being one of the top performers during the early part of 2019. The company has close to 20% of its revenues with Huawei the Chinese telecom company. The company has been caught in the crosshairs of the U.S. / China dispute and was negatively impacted from tariffs that the U.S. put on to limit transactions with Huawei. We expect that the company should see better days ahead and the rollout of 5G should help XLNX over the next few years.

Overall we continue to feel good about our portfolio and believe outside of a few positions will see volatile but positive returns over the coming 12 months.

Sincerely,

Gustave J. Scacco	Ron Mayfield
Portfolio Manager	Portfolio Manager

4

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-209-8710.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-209-8710 and a copy will be sent to you free of charge or visit the Fund’s website at www.hviafunds.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 29, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time. Past performance is not indicative of any specific investment or future results. Views regarding the economy, securities markets or other specialized areas, like all predictors of future events, cannot be guaranteed to be accurate and may result in economic loss to the investor.

5

HVIA EQUITY FUND
PERFORMANCE INFORMATION
February 29, 2020 (Unaudited)

Comparison of the Change in Value of a $25,000 Investment in
HVIA Equity Fund - Institutional Class versus the S&P 500® Index

Average Annual Total Returns (for the period ended February 29, 2020)
	1 Year	3 Years	Since Inception(b)
HVIA Equity Fund - Institutional Class(a)	6.11%	8.84%	11.99%
S&P 500® Index	8.19%	9.87%	11.83%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 3, 2016.

6

HVIA EQUITY FUND
PORTFOLIO INFORMATION
February 29, 2020 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	5.4%
Apple, Inc.	4.3%
salesforce.com, Inc.	4.2%
Amazon.com, Inc.	4.2%
Adobe, Inc.	4.1%
Alphabet, Inc. - Class C	3.5%
Bank of America Corporation	3.5%
Marsh & McLennan Companies, Inc.	3.4%
Danaher Corporation	3.0%
JPMorgan Chase & Company	2.9%

7

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS February 29, 2020
COMMON STOCKS — 97.7%	Shares	Value
Communication Services — 12.9%
Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	7,700	$417,032

Entertainment — 2.6%
Walt Disney Company (The)	4,500	529,425

Interactive Media & Services — 6.2%
Alphabet, Inc. - Class C (a)	535	716,542
Facebook, Inc. - Class A (a)	2,800	538,916
		1,255,458
Media — 2.0%
Comcast Corporation - Class A	10,000	404,300

Consumer Discretionary — 14.7%
Hotels, Restaurants & Leisure — 2.3%
Royal Caribbean Cruises Ltd.	1,835	147,552
Starbucks Corporation	4,150	325,485
		473,037
Household Durables — 0.6%
Lennar Corporation - Class A	1,900	114,646

Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc. (a)	450	847,688

Multi-Line Retail — 2.1%
Dollar General Corporation	2,800	420,840

Specialty Retail — 4.0%
AutoZone, Inc. (a)	345	356,216
CarMax, Inc. (a)	3,175	277,209
Home Depot, Inc. (The)	825	179,718
		813,143
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc. - Class B	3,500	312,830

8

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Consumer Staples — 4.0%
Beverages — 1.7%
PepsiCo, Inc.	2,600	$343,278

Food Products — 1.1%
Mondelēz International, Inc. - Class A	4,400	232,320

Personal Products — 1.2%
Estée Lauder Companies, Inc. (The) - Class A	1,300	238,680

Energy — 4.1%
Oil, Gas & Consumable Fuels — 4.1%
Cabot Oil & Gas Corporation	12,000	167,160
ConocoPhillips	2,800	135,576
Enbridge, Inc.	6,306	236,034
Exxon Mobil Corporation	1,050	54,012
Williams Companies, Inc. (The)	12,600	240,030
		832,812
Financials — 12.0%
Banks — 6.4%
Bank of America Corporation	24,440	696,540
JPMorgan Chase & Company	5,120	594,483
		1,291,023
Capital Markets — 2.2%
Morgan Stanley	10,000	450,300

Insurance — 3.4%
Marsh & McLennan Companies, Inc.	6,500	679,640

Health Care — 13.4%
Health Care Equipment & Supplies — 4.6%
Danaher Corporation	4,150	600,007
Medtronic plc	3,200	322,144
		922,151
Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	1,125	286,830

Life Sciences Tools & Services — 5.5%
Illumina, Inc. (a)	1,750	464,922
PerkinElmer, Inc.	3,350	289,574
Thermo Fisher Scientific, Inc.	1,200	348,960
		1,103,456

9

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Health Care — 13.4% (Continued)
Pharmaceuticals — 1.9%
Eli Lilly & Company	2,300	$290,099
Pfizer, Inc.	3,000	100,260
		390,359
Industrials — 4.7%
Air Freight & Logistics — 1.3%
FedEx Corporation	1,800	254,106

Machinery — 1.9%
Lincoln Electric Holdings, Inc.	3,350	274,332
Oshkosh Corporation	1,650	119,047
		393,379
Road & Rail — 1.5%
CSX Corporation	4,300	302,935

Information Technology — 25.0%
IT Services — 2.9%
Visa, Inc. - Class A	3,200	581,632

Semiconductors & Semiconductor Equipment — 4.1%
NVIDIA Corporation	1,500	405,105
Xilinx, Inc.	5,000	417,450
		822,555
Software — 13.7%
Adobe, Inc. (a)	2,400	828,288
Microsoft Corporation	6,750	1,093,567
salesforce.com, Inc. (a)	5,000	852,000
		2,773,855
Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	3,200	874,752

Materials — 1.5%
Chemicals — 1.5%
Sherwin-Williams Company (The)	595	307,466

Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corporation	1,600	362,880
Prologis, Inc.	2,400	202,272
		565,152

10

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Utilities — 2.6%
Electric Utilities — 1.7%
Duke Energy Corporation	3,700	$339,290

Independent Power and Renewable Electricity Producers — 0.9%
AES Corporation	11,400	190,722

Total Common Stocks (Cost $15,577,825)		$19,765,092

Other Assets in Excess of Liabilities — 2.3%		463,625

Net Assets — 100.0%		$20,228,717

(a)	Non-income producing security.
See accompanying notes to financial statements.

11

HVIA EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES February 29, 2020
ASSETS
Investments in securities:
At cost	$15,577,825
At value (Note 2)	$19,765,092
Cash (Note 2)	425,961
Receivable for capital shares sold	34,000
Dividends and interest receivable	20,003
Other assets	4,885
TOTAL ASSETS	20,249,941

LIABILITIES
Payable to Adviser (Note 4)	7,005
Payable to administrator (Note 4)	7,680
Other accrued expenses	6,539
TOTAL LIABILITIES	21,224

NET ASSETS	$20,228,717

NET ASSETS CONSIST OF:
Paid-in capital	$15,898,049
Accumulated earnings	4,330,668
NET ASSETS	$20,228,717

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$20,228,717
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	1,445,073

Net asset value, offering price and redemption price per share (Note 2)	$14.00

See accompanying notes to financial statements.

12

HVIA EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended February 29, 2020
INVESTMENT INCOME
Dividends	$280,609
Foreign witholding taxes on dividends	(2,148)
Interest	4,883
TOTAL INVESTMENT INCOME	283,344

EXPENSES
Investment advisory fees (Note 4)	148,396
Fund accounting fees (Note 4)	32,014
Administration fees (Note 4)	30,000
Legal fees	27,340
Trustees’ fees and expenses (Note 4)	18,793
Transfer agent fees (Note 4)	18,000
Audit and tax services fees	17,000
Registration and filing fees	14,926
Compliance fees and expenses (Note 4)	12,768
Custody and bank service fees	7,854
Printing of shareholder reports	5,449
Postage and supplies	4,836
Insurance expense	3,880
Pricing fees	1,389
Other expenses	10,437
TOTAL EXPENSES	353,082
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(154,552)
NET EXPENSES	198,530

NET INVESTMENT INCOME	84,814

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	201,104
Foreign currency transactions	(1,413)
Net change in unrealized appreciation (depreciation) on:
Investments	821,166
Foreign currency translations	(75)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	1,020,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,105,596

See accompanying notes to financial statements.

13

HVIA EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment income	$84,814	$117,451
Net realized gains (losses) from:
Investments	201,104	383,774
Foreign currency transactions	(1,413)	(1,173)
Net change in unrealized appreciation (depreciation) on:
Investments	821,166	191,806
Foreign currency translation	(75)	73
Net increase in net assets resulting from operations	1,105,596	691,931

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(142,135)	(543,722)

CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	2,920,292	3,813,349
Net asset value of shares issued in reinvestment of distributions to shareholders	423	1,550
Payments for shares redeemed	(1,584,113)	(1,092,996)
Net increase in Institutional Shares net assets from capital share transactions	1,336,602	2,721,903

TOTAL INCREASE IN NET ASSETS	2,300,063	2,870,112

NET ASSETS
Beginning of year	17,928,654	15,058,542
End of year	$20,228,717	$17,928,654

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	203,674	289,053
Shares reinvested	28	132
Shares redeemed	(108,623)	(82,962)
Net increase in shares outstanding	95,079	206,223
Shares outstanding at beginning of year	1,349,994	1,143,771
Shares outstanding at end of year	1,445,073	1,349,994

See accompanying notes to financial statements.

14

HVIA EQUITY FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2017(a)
Net asset value at beginning of period	$13.28	$13.17	$11.39	$10.00

Income from investment operations:
Net investment income	0.06	0.09	0.06	0.02
Net realized and unrealized gains on investments and foreign currencies	0.76	0.43	1.81	1.39
Total from investment operations	0.82	0.52	1.87	1.41

Less distributions:
From net investment income	(0.07)	(0.08)	(0.06)	(0.02)
From net realized gains	(0.03)	(0.33)	(0.03)	—
Total distributions	(0.10)	(0.41)	(0.09)	(0.02)

Net asset value at end of period	$14.00	$13.28	$13.17	$11.39

Total return (b)	6.11%	4.34%	16.45%	14.06	%(c)

Net assets at end of period (000’s)	$20,229	$17,929	$15,059	$11,381

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.76%	1.86%	2.11%	2.36	%(d)

Ratio of net expenses to average net assets (e)	0.99%	0.99%	0.99%	0.99	%(d)

Ratio of net investment income to average net assets (e)	0.42%	0.70%	0.53%	0.56	%(d)

Portfolio turnover rate	16%	29%	4%	2	%(c)

(a)	Represents the period from the commencement of operations (October 3, 2016) through February 28, 2017.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

15

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2020

1. Organization

HVIA Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek growth at a reasonable price.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $25,000 initial investment requirement). As of February 29, 2020, the Investor Class shares (to be sold without any sales load, but subject to a distribution fee of up to 0.25% of the class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its common stocks on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities

16

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,765,092	$—	$—	$19,765,092

Refer to the Fund’s Schedule of Investments for a listing of common stocks by sector and industry type. The Fund did not have any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 29, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

17

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash account – The Fund’s cash is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high quality financial institution and may incur charges on cash overdrafts. As of February 29, 2020, the cash balance reflected on the Statement of Assets and Liabilities represents the amount held in a deposit sweep account.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 29, 2020 and February 28, 2019 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
February 29, 2020	$102,533	$39,602	$142,135
February 28, 2019	$126,209	$417,513	$543,722

18

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments	$15,577,825
Gross unrealized appreciation	$4,828,604
Gross unrealized depreciation	(641,337)
Net unrealized appreciation	4,187,267
Net unrealized depreciation of assets in foreign currencies	(41)
Undistributed ordinary income	4,116
Undistributed long-term capital gains	139,326
Accumulated earnings	$4,330,668

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended February 29, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $4,531,766 and $3,158,831, respectively.

19

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Hudson Valley Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.74% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until July 1, 2020, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of average daily net assets. Accordingly, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed other operating expenses totaling $6,156 during the year ended February 29, 2020.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $446,396 no later than the dates listed below:

February 28, 2021	$145,536
February 28, 2022	$146,308
February 28, 2023	$154,552

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

20

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of February 29, 2020, the following shareholder owned of record more than 25% of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Pershing, LLC (for the benefit of its customers)	99.7%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of February 29, 2020, the Fund had 25.0% of the value of its net assets invested in common stocks within the Information Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

21

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

22

HVIA EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of HVIA Equity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 28, 2020

23

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

24

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$ 1,000.00	$ 1,012.30	0.99%	$ 4.95
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied 182/366 (to reflect the one-half year period).

25

HVIA EQUITY FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-888-209-8710. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended February 29, 2020, the Fund designated $39,602 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

26

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	18	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	18	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	18	None

27

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	18	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	18	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	18	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

28

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

29

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-209-8710.

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LADDER SELECT BOND FUND

INSTITUTIONAL CLASS (LSBIX)

Managed by
Ladder Capital Asset Management LLC

ANNUAL REPORT

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-859-5867 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-859-5867. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

LADDER SELECT BOND FUND LETTER TO SHAREHOLDERS	April 2020

Dear Ladder Select Bond Fund Shareholders,

For the annual period ended February 29th, 2020, the Ladder Select Bond Fund (the “Fund”) returned 2.75%. For the same period, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Benchmark”), returned 8.81%, resulting in the Fund underperforming the Benchmark by 6.06%. For the period since the Fund’s inception beginning on October 18th, 2016, the Fund has returned 2.50% annually compared to the Benchmark annual return of 3.17%, underperforming by (0.67%).

The Fund seeks to capitalize on the sector-specific knowledge of commercial real estate (“CRE”) and commercial mortgage-backed securities (“CMBS”) of its adviser, Ladder Capital Asset Management (“LCAM”), to select investments that satisfy the Fund’s investment objective of seeking a combination of current income and capital preservation.

The underperformance of the Fund versus its Benchmark was primarily a result of the lack of interest rate duration in the portfolio during the period. At the end of the period, the portfolio was 63.9% floating-rate securities indexed off 1-month LIBOR and the portfolio’s 32% of fixed-rate securities had a modified duration of 0.64 years.

Two significant floating-rate exposures are the following:

WFCMT 2016-C34 A3FL – A conduit last cash flow floating rate security allowed the Fund to be exposed to the AAA CMBS basis without the exposure to Treasury rates or the potential cost of interest rate hedges. Class A3FL provides a margin of Libor plus 104 basis points.

THPT 2018-THL D – At origination, a $960 million floating rate Single Asset Single Borrower (“SASB”) securitization with a 2-year maturity and three 1-year extensions. Since issuance 20% of the portfolio’s allocated loan balance has been released with a remaining 89 hotel assets defining the asset pool. The SASB transaction at origination was secured by 135 hotel properties located in 28 states. The class D security is rated ‘BBB-/Baa3‘ by S&P/MDYs and provides a margin of Libor plus 200 basis points.

The Fund’s exposure to short-term fixed rate investments with average lives less than 2 years such as COMM 2015-CR23 CMB, COMM 2015-CR23 CMD and STWD 3.875% 2/01/2021 partially offset the Fund’s overall underperformance versus its Benchmark.

During the period LIBOR continued to carry well relative to the intermediate part of the Treasury curve with 1-month LIBOR ending the period at 1.51% while the 2-year Treasury ended the period at 1.86% and the 5-year Treasury yield ended the period at 0.93%. The Fund’s portfolio ended the period comprised of 63.9% floating-rate securities indexed off 1-Month USD LIBOR, 32% fixed-rate securities, 0.9% REIT equities and 3.2% cash diversified amongst its 36 investments.

1

Market Environment:

Over the annual period, the Treasury curve rallied aggressively the first half of 2019, and again in February of 2020 due to the fears of a potential global pandemic. The results were significantly lower rates along the entire curve, an inverted curve inside of the 2-year Treasury and a 5/30s Treasury curve steeper by 17 basis points and ending the period at 74 basis points. The relative moves across the Treasury curve during the period were the following: the 3-month Treasury bill yield was 115 basis points lower closing at 1.28%; the 2-year Treasury yield was 160 basis points lower closing at 0.91%; the 5-year Treasury yield decreased by 158 basis points closing at 0.94%; the 10-year Treasury yield decreased by 157 basis points closing at 1.15%; and the 30-year Treasury yield decreased by 140 basis points closing at 1.68%.

The period was again a tale of two different stories. The first half of the year encountered an accommodative Federal Reserve as the Federal Open Market Committee lowered the federal funds rate from a target range of 2.25% to 2.50% in March to a target range of 1.50% to 1.75% by the end of October. After the late October ease, general market expectations were for no further rate cuts during the 2020 calendar year. This expectation was shattered in the 1st quarter of 2020 as central bank responses to the Covid-19 pandemic resulted in the Federal Reserve taking the federal funds rate to effectively zero after a second emergency meeting on March 15th. The markets are now faced with an unprecedented global economic situation unlike any other previous stress with the current playbook for monetary and fiscal policy response being written daily as decision makers receive the latest data.

The CMBS investment grade credit curve steepened during the annual period by 15 basis points ending at 219 basis points, with on the run last cash flow AAAs wider by 1 basis points and on the run BBB- bonds wider by 16 basis points. (Deutsche Bank Research). Spreads remained generally range bound but ended the period on the wider end of their respective ranges except for 2013 last cash flow AAA bonds which ended the period at 60 basis points and on the tighter side of its trading range. As evident by 2013 last cash flow AAA bond spreads, intermediate and shorter duration credit spreads performed well as defensive duration positioning become thematic with Treasury rates nearing all-time lows.

New issue domestic CMBS ended 2019 at $95.2 billion versus year end 2018 volume of $75.2 billion. Year to date 2020 volume is $17.1 billion vs 2019 volume during the same period of $8.9 billion (Deutsche Bank Research). Issuance came to an abrupt halt the week of March 9th due to the global market volatility in response to the Covid-19 pandemic. It is our and the general market’s expectation that private label CMBS issuance will be closed for the foreseeable future. It is next to impossible to predict what the time frame will look like exactly with the future calendar being determined by a host of factors over the next few months. Yet, Fannie Mae and Freddie Mac have been able to bring new issue multifamily securitizations to market during the month of April which is a very positive development.

Outlook:

During the first two months of the New Year, market risks were shifting to the national politics of the U.S. Presidential Election and away from the geopolitics defined by the trade conflicts of the past two years. The U.S. equity markets achieved historical highs by mid-February and an accommodative Federal Reserve was expected to leave monetary policy

2

unchanged for the entirety of 2020. Quickly, in the last few weeks of the period, one issue dominated the global conversation - a corona virus, initially acknowledged in late December 2019 in a relatively unknown Chinese metropolis, took center stage and spread amongst the globe fueled by our interconnected mobile society. This virus is now known as Covid-19 and currently has the attention of all 7.8 billion humans on earth. In a short few weeks, global and fiscal policy decisions have been made and implemented that may generationally redefine our society, our political system and our future monetary policy framework.

Given this investment landscape, the Fund continues to be conservative in regards to credit selection or rather market ‘tail risk’ which has grown substantially with the recent market dislocations. The market dislocations and repricing of risk should provide opportunities in the near future for attractive returns in all parts of the ratings curve. Currently, technical repricing at the senior rated tranches of structured assets have provided the most attractive risk reward profile. Credit opportunities should develop as monthly payment cycles and overall sector fundamentals are further defined. The portfolio team is focused on maintaining the Fund’s liquidity while continuing to generate thoughtful risk adjusted returns all while intelligently navigating the policy changes and market repricing that is occurring and will continue to occur in the near future.

On behalf of everyone at Ladder Capital Asset Management, we thank you for investing with us. We wish the best of health to all and look forward to the Fund’s success during these very difficult social and economic times.

Sincerely,

Brian Harris	Craig Sedmak
Principal Executive Officer and Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5867.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.ladderfunds.com or call 1-888-859-5867 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter

3

to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

4

LADDER SELECT BOND FUND
PERFORMANCE INFORMATION
February 29, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Ladder Select Bond Fund - Institutional Class versus the
Bloomberg Barclays Intermediate Government/Credit Bond Index

Average Annual Total Returns (for the periods ended February 29, 2020)
	1 Year	3 Years	Since Inception(b)
Ladder Select Bond Fund - Institutional Class (a)	2.75%	2.52%	2.50%
Bloomberg Barclays Intermediate Government/Credit Bond Index	8.81%	3.96%	3.17%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 18, 2016.

5

LADDER SELECT BOND FUND
PORTFOLIO INFORMATION
February 29, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Wells Fargo Commercial Mortgage Trust, Series 2016-C34,
Class A3FL, 144A, 2.709% (a), due 06/15/2049	10.2%
BXMT Ltd., Series 2017-FL1, Class C, 144A, 3.608% (a),
due 06/15/2035	8.1%
Tharaldson Hotel Portfolio Trust, Series 2018-THL,
Class D, 144A, 3.670% (a), due 11/11/2034	7.9%
Hudson’s Bay Simon JV Trust, Series 2015-HBFL,
Class AFL, 144A, 3.565% (a), due 08/05/2034	5.5%
Shelter Growth CRE, Series 2018-FL1, Class A, 144A, 2.658% (a),
due 01/15/2035	4.7%
Citigroup Commercial Mortgage Trust,
Series 2019-GC43, Class A4, 3.038% (a), due 11/10/2052	4.4%
Wells Fargo Commercial Mortgage Trust, Series 2013-120B,
Class C, 144A, 2.710% (a), due 03/18/2028	4.2%
Marathon CRE Issuer Ltd., Series 2018-FL1,
Class A, 144A , 2.808% (a), due 06/15/2028	4.1%
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5,
Class B, 4.142%, due 10/15/2045	3.8%
BX Trust, Series 2017-SLCT, Class E, 144A,
4.809% (a), due 07/15/2034	3.7%

(a)	Variable rate security. The rate shown is the effective interest rate as of February 29, 2020.

6

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS February 29, 2020
MORTGAGE-BACKED SECURITIES — 95.7%	Coupon	Maturity	Par Value	Value
Commercial — 95.7%
AREIT CRE Trust, Series 2018-CRE2, Class B, 144A (1MO LIBOR + 140) (a)	3.050%	11/14/35	$748,805	$748,805
AREIT CRE Trust, Series 2018-CRE2, Class C, 144A (1MO LIBOR + 190) (a)	3.550%	11/14/35	249,602	249,759
BX Trust, Series 2017-SLCT, 144A (1MO LIBOR + 140) (a)	3.059%	07/15/34	813,760	813,752
BX Trust, Series 2017-SLCT, Class D, 144A (1MO LIBOR + 205) (a)	3.709%	07/15/34	684,250	685,306
BX Trust, Series 2017-SLCT, Class E, 144A (1MO LIBOR + 315) (a)	4.809%	07/15/34	919,700	921,448
BXMT Ltd., Series 2017-FL1, Class C, 144A (1MO LIBOR + 195) (a)	3.608%	06/15/35	2,000,000	2,000,000
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A1	1.501%	05/10/58	10,923	10,911
Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4 (a)	3.038%	11/10/52	1,000,000	1,089,950
Colony American Finance Ltd., Series 2015-1, Class C, 144A	4.833%	10/15/47	120,000	121,921
Colony American Finance Ltd., Series 2016-1, Class A, 144A	2.544%	06/15/48	239,600	239,913
Colony American Finance Ltd., Series 2016-1, Class C, 144A	4.638%	06/15/48	385,000	389,116
Commercial Mortgage Trust, Series 2012-LC4, Class AM	4.063%	12/10/44	600,000	624,884
Commercial Mortgage Trust, Series 2013-LC6, Class AM	3.282%	01/10/46	212,000	220,269
Exantas Capital Corporation, Series 2018-RS06, Class C, 144A (1MO LIBOR + 185) (a)	3.508%	06/15/35	621,000	620,614
Goldman Sachs Mortgage Securities Trust, Series 2018-HART, Class C, 144A (1MO LIBOR + 170) (a)	3.359%	10/15/31	500,000	500,315
Home Partners of America Trust, Series 2017-1, Class B, 144A (1MO LIBOR + 135) (a)	3.009%	07/17/34	300,000	299,018

7

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 95.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 95.7% (Continued)
Hudson’s Bay Simon JV Trust, Series 2015-HBFL, Class AFL, 144A (1MO LIBOR + 158) (a)	3.565%	08/05/34	$1,350,000	$1,351,531
JPMorgan Chase Commercial Mortgage Securities, Series 2018-WPT, Class DFL, 144A (1MO LIBOR + 225) (a)	3.918%	07/05/23	790,000	791,493
Ladder Capital Commercial Mortgage Securities, LLC, Series 2014-909, Class D, 144A (a)	3.898%	05/01/31	625,000	634,307
Latitude Management Real Estate Capital, Series 2016-CRE2, Class A, 144A (1MO LIBOR + 170) (a)	3.361%	11/24/31	151,660	151,677
Latitude Management Real Estate Capital, Series 2015-CR1I, Class BR (1MO LIBOR + 225) (a)	3.879%	02/22/32	732,000	730,543
LoanCore Capital Credit Advisor, LLC, Series 2018-CRE1, Class A, 144A (1MO LIBOR + 113) (a)	2.789%	05/15/28	700,000	700,658
Marathon CRE Issuer Ltd., Series 2018-FL1, Class A, 144A (1MO LIBOR + 115) (a)	2.808%	06/15/28	1,000,000	1,000,630
Morgan Stanley Capital Group Trust, Series 2016-SNR, Class A, 144A (a)	3.348%	11/15/34	67,925	68,664
Morgan Stanley Capital I Trust, IO, Series 2014-CPT, Class XA, 144A (a)	0.089%	07/13/29	35,000,000	50,722
Morgan Stanley Capital I Trust, IO, Series 2004-IQ8, Class X1, 144A (a)(b)	1.115%	06/15/40	2,516,363	7,290
MTRO Commercial Mortgage Trust, IO, Series 2019-TECI, Class XCP (a)	0.000%	12/15/33	36,000,000	36
Shelter Growth CRE, Series 2018-FL1, Class A, 144A (1MO LIBOR + 100) (a)	2.658%	01/15/35	1,160,150	1,160,148
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class D, 144A (1MO LIBOR + 200) (a)	3.670%	11/11/34	1,944,193	1,942,980
VNO Mortgage Trust, Series 2013-PENN, Class B, 144A (a)	3.947%	12/13/29	500,000	505,406
VNO Mortgage Trust, Series 2013-PENN, Class D, 144A (a)	3.947%	12/13/29	500,000	503,554
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 144A (a)	2.710%	03/18/28	1,030,000	1,028,693

8

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 95.7% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 95.7% (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class B	4.142%	10/15/45	$882,000	$928,923
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A3FL, 144A (1MO LIBOR + 104) (a)	2.709%	06/15/49	2,500,000	2,519,400
Total Mortgage-Backed Securities (Cost $23,520,091)				$23,612,636

COMMON STOCKS — 0.9%	Shares	Value
Financials — 0.9%
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
New Residential Investment Corporation (Cost $228,066)	14,078	$219,054

9

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.46% (c) (Cost $780,001)	780,001	$780,001

Investments at Value — 99.8% (Cost $24,528,158)		$24,611,691

Other Assets in Excess of Liabilities — 0.2%		61,281

Net Assets — 100.0%		$24,672,972

144A -

This security was purchased in a transaction exempt from registration pursuant to Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $20,007,120 as of February 29, 2020, representing 81.1% of net assets (Note 8).

LIBOR -	London interbank offered rate. The 1MO LIBOR rate is 1.5153% as of February 29, 2020.
IO -	Interest only strip. Par value shown is the notional value, not a true par value.

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of February 29, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Illiquid security. The total fair value of these securities as of February 29, 2020 was $7,290, representing 0.0%(d) of net assets.
(c)	The rate shown is the 7-day effective yield as of February 29, 2020.
(d)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

10

LADDER SELECT BOND FUND SCHEDULE OF FUTURES CONTRACTS SOLD SHORT February 29, 2020
FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Value	Value/ Unrealized Depreciation
Swap Futures
10-Year USD Deliverable Interest Rate Swap Future	11	03/16/2020	$1,195,219	$(72,135)

For the year ended February 29, 2020, the average monthly notional amount of futures contracts sold short was ($1,129,197) (Note 5).
See accompanying notes to financial statements.

11

LADDER SELECT BOND FUND STATEMENT OF ASSETS AND LIABILITIES February 29, 2020
ASSETS
Investments in securities:
At cost	$24,528,158
At value (Note 2)	$24,611,691
Margin deposits for futures contracts (Note 2)	105,175
Dividends and interest receivable	56,356
Other assets	5,856
Total assets	24,779,078

LIABILITIES
Net unrealized depreciation on futures contracts (Notes 2 and 5)	72,135
Payable for capital shares redeemed	4,361
Payable to Adviser (Note 4)	9,249
Payable to administrator (Note 4)	4,195
Other accrued expenses	16,166
Total liabilities	106,106

NET ASSETS	$24,672,972

NET ASSETS CONSIST OF:
Paid-in capital	$24,862,873
Accumulated deficit	(189,901)
NET ASSETS	$24,672,972

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$24,672,972
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	2,495,888
Net asset value, offering price and redemption price per share (Note 2)	$9.89

See accompanying notes to financial statements.

12

LADDER SELECT BOND FUND STATEMENT OF OPERATIONS For the Year Ended February 29, 2020
INVESTMENT INCOME
Interest	$805,382
Dividends	48,739
Total investment income	854,121

EXPENSES
Investment advisory fees (Note 4)	174,451
Fund accounting fees (Note 4)	32,384
Administration fees (Note 4)	30,000
Legal fees	27,641
Audit and tax services fees	19,000
Trustees’ fees and expenses (Note 4)	18,793
Pricing fees	17,627
Registration and filing fees	14,056
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Custody and bank service fees	7,982
Printing of shareholder reports	6,090
Insurance expense	3,877
Postage and supplies	4,004
Other expenses	11,885
Total expenses	391,790
Less fee reductions by the Adviser (Note 4)	(167,818)
Less fee waivers by the administrator (Note 4)	(3,000)
Net expenses	220,972

NET INVESTMENT INCOME	633,149

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains (losses) from:
Investments	67,178
Futures contracts (Note 5)	(186,201)
Net change in unrealized appreciation (depreciation) on:
Investments	119,120
Futures contracts (Note 5)	(23,306)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FUTURES CONTRACTS	(23,209)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$609,940

See accompanying notes to financial statements.

13

LADDER SELECT BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment income	$633,149	$418,971
Net realized gains (losses) from:
Investments	67,178	(14,991)
Futures contracts (Note 5)	(186,201)	53,261
Net change in unrealized appreciation (depreciation) on:
Investments	119,120	37,218
Futures contracts (Note 5)	(23,306)	(107,671)
Net increase in net assets from operations	609,940	386,788

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional shares	(657,528)	(539,931)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	6,238,444	6,054,341
Net asset value of shares issued in reinvestment of distributions to shareholders	657,528	539,931
Payments for shares redeemed	(1,534,073)	(106,350)
Net increase in Institutional Shares net assets from capital share transactions	5,361,899	6,487,922

TOTAL INCREASE IN NET ASSETS	5,314,311	6,334,779

NET ASSETS
Beginning of year	19,358,661	13,023,882
End of year	$24,672,972	$19,358,661

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	628,516	610,628
Shares reinvested	66,365	54,411
Shares redeemed	(154,546)	(10,726)
Net increase in shares outstanding	540,335	654,313
Shares outstanding at beginning of year	1,955,553	1,301,240
Shares outstanding at end of year	2,495,888	1,955,553

See accompanying notes to financial statements.

14

LADDER SELECT BOND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018		Period Ended February 28, 2017 (a)
Net asset value at beginning of period	$9.90	$10.01	$10.05		$10.00

Income (loss) from investment operations:
Net investment income	0.28	0.28	0.23		0.03
Net realized and unrealized gains (losses) on investments and futures contracts (b)	(0.01)	(0.03)	(0.00	)(c)	0.06
Total from investment operations	0.27	0.25	0.23		0.09

Less distributions:
From net investment income	(0.28)	(0.30)	(0.24)		(0.04)
From net realized gains	—	(0.06)	(0.03)		—
Total distributions	(0.28)	(0.36)	(0.27)		(0.04)

Net asset value at end of period	$9.89	$9.90	$10.01		$10.05

Total return (d)	2.75%	2.51%	2.30%		0.85	%(e)

Net assets at end of period (000’s)	$24,673	$19,359	$13,024		$12,375

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.69%	2.04%	2.17%		2.26	%(f)

Ratio of net expenses to average net assets (g)	0.95%	0.95%	0.95%		0.95	%(f)

Ratio of net investment income to average net assets (g)	2.73%	2.82%	2.32%		0.96	%(f)

Portfolio turnover rate	58%	57%	85%		91	%(e)

(a)	Represents the period from the commencement of operations (October 18, 2016) through February 28, 2017.
(b)

Net realized and unrealized gains (losses) on investments and futures contracts per share are balancing amounts necessary to reconcile with the aggregate gains and losses on the Statement of Operations due to share transactions for the periods covered.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

15

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2020

1. Organization

Ladder Select Bond Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek a combination of current income and capital preservation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of February 29, 2020, the Advisor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets allocable to the Advisor Class and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New accounting pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 and its impact was not deemed to be material to the Fund.

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund’s fixed income securities, including mortgage-backed securities and interest-only strips, are typically valued using evaluated bid prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service

16

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and the quality of valuations are reviewed by Ladder Capital Asset Management LLC (the “Adviser”), under the general supervision of the Board. The Fund values its futures contracts at their last sale price as of the close of regular trading on the New York Stock Exchange. Prices for these futures contracts are monitored daily by the Adviser until the close of regular trading to determine if fair valuation is required. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including mortgage-backed securities and interest-only strips, held by the Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, or other significant observable inputs when independent prices are not available. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Mortgage-Backed Securities	$—	$23,612,636	$—	$23,612,636
Common Stocks	219,054	—	—	219,054
Money Market Funds	780,001	—	—	780,001
Total	$999,055	$23,612,636	$—	$24,611,691

Other Financial Instruments
Futures Contracts Sold Short	$(72,135)	$—	$—	$(72,135)

17

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 29, 2020.

Share valuation – The net asset value (“NAV”) per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Payments received from interest-only strips (“IOs”) are included in interest income on the Statement of Operations. Because no principal will be received at the maturing of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are also included in interest income on the Statement of Operations. Realized gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 29, 2020 and February 28, 2019 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
February 29, 2020	$657,528	$—	$657,528
February 28, 2019	$479,526	$60,405	$539,931

On March 31, 2020, the Fund paid an ordinary income dividend of $0.0199 per share to shareholders of record on March 30, 2020.

18

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Futures contracts – The Fund uses futures contracts to gain exposure to or to hedge against changes in interest rates, credit spreads, and other risks. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Daily fluctuations in the fair value of the assets of the Fund are accumulated in an account each day. The total of this account is received or paid by the Fund when the position is closed. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. For additional information, see Note 5.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments	$24,528,158
Gross unrealized appreciation	$133,246
Gross unrealized depreciation	(49,713)
Net unrealized appreciation on investments	83,533
Accumulated capital and other losses	(273,434)
Accumulated deficit	$(189,901)

As of February 29, 2020, the Fund had a short-term capital loss carryforward and a long-term capital loss carryforward of $99,627 and $173,807, respectively, for federal income tax purposes. These capital loss carryforwards, which does not expire, may be utilized in future years to offset net realized gains, if any, prior to distributing such gains to shareholders.

19

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended February 29, 2020, the following reclassification was made on the Statement of Assets and Liabilities for the Fund as a result of permanent differences in the recognition of capital gains and losses under income tax regulations and GAAP:

Paid-in capital	$(1,163)
Accumulated deficit	1,163

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended February 29, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $17,964,793 and $13,140,988, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until July 31, 2020, to reduce investment advisory fees and reimburse other operating expenses in order to limit total annual operating expenses (exclusive of portfolio transactions and other investment-related costs including brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.95% of average daily net assets for the Institutional Class shares and 1.20% of the average daily nets assets of the Advisor Class shares. Accordingly, during the year ended February 29, 2020, the Adviser reduced its investment advisory fees by $167,818.

20

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any; and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $481,855 no later than the dates listed below:

February 28, 2021	$151,760
February 28, 2022	162,277
February 28, 2023	167,818
Total	$481,855

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. During the year ended February 29, 2020, Ultimus voluntarily waived fees in the amount of $3,000. These voluntary waivers are not subject to recoupment by Ultimus.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

21

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of February 29, 2020, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owners	% Ownership
Ladder Capital Finance Portfolio II (affiliate of the Adviser)	44%
Charles Schwab & Company, Inc. (for the benefit of its clients)	29%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of February 29, 2020 are recorded in the following location on the Statement of Assets and Liabilities:

Derivative Investment Type	Risk	Location
Futures contracts sold short	Interest Rate	Net unrealized depreciation on futures contracts

The Fund’s transactions in derivative instruments during the year ended February 29, 2020 are recorded in the following location on the Statement of Operations:

Derivative Investment Type	Risk	Location
Futures contracts sold short	Interest Rate	Net realized gains (losses) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral on a counterparty basis.

22

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of February 29, 2020, the offsetting of financial assets and liabilities is as follows:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statement of Assets and Liabilities	Net Amounts Presented on Statement of Assets and Liabilities	Collateral Pledged*	Net Amount
Short futures contracts and variation margin payable	$(72,135)	$—	$(72,135)	$72,135	$—
Total subject to a master netting or similar arrangement	$(72,135)	$—	$(72,135)	$72,135	$—

*	The amount is limited to the net amount of financial liabilities and accordingly does not include excess collateral pledged.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Risks Associated with Commercial Mortgage-Backed Securities (“CMBS”)

CMBS are securities that reflect an interest in, and are secured by, a pool of mortgage loans on commercial real property. The mortgage loan pool is transferred to a CMBS trust and distributed as various classes of CMBS (some of which are rated by nationally recognized statistical rating organizations). CMBS are a type of debt security and are subject to the risks generally associated with debt securities. CMBS are subject to credit risk, interest rate risk, prepayment risk, extension risk, and many of the risks of investing in the real estate that secures the underlying mortgage loans. The ability of borrowers to pay interest and repay principal on the mortgage loans held in a CMBS trust is not guaranteed and depends on the cash flows of the underlying commercial real estate property, which in turn depends on many factors, including the overall economic landscape, the refinancing markets for commercial mortgages, and sub-market and property specific characteristics. If one or more of the mortgages that are part of a CMBS trust defaults on its interest or principal obligations, securities held by the Fund may experience losses, the Fund’s current income

23

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

may be reduced, and the Fund’s NAV may decline. The value of CMBS held by the Fund may also be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements; or the market’s assessment of the quality of underlying assets. CMBS may be deemed illiquid for a period due to a variety of reasons, such as current market conditions, the seniority in the CMBS trust’s capital structure, and trading conditions such as the number of market makers or trade volume. As a result, CMBS may exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS are generally not guaranteed by the U.S. Government or any other entity and are subject to the risk of default on the underlying mortgages. CMBS react differently to changes in interest rates than other debt securities, and the prices of CMBS may reflect adverse economic and market conditions. Some CMBS have experienced extraordinary weakness and volatility in recent years. These risks may be accentuated with the current circumstances related to COVID-19. As of February 29, 2020, the Fund had 95.7% of the value of its net assets invested in CMBS.

8. Risks Associated with Privately Placed Securities

Privately placed securities are securities that rely on exemptions from registration under the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on the purchase and resale. These securities may be purchased under a variety of exemptions, including, but not limited to, Rule 144A. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. Under other exemptions, privately placed securities may be sold to other types of qualified buyers. An insufficient number of QIBs, or other qualified buyers, interested in purchasing privately placed securities at a particular time could adversely affect the marketability of securities and the Fund may be unable to dispose of the securities promptly or at a reasonable price. As of February 29, 2020, the Fund had 81.1% of the value of its net assets invested in privately placed securities.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on March 31, 2020, as noted in Note 2.

24

LADDER SELECT BOND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Ladder Select Bond Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and futures contracts sold short, of Ladder Select Bond Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 28, 2020

25

LADDER SELECT BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

26

LADDER SELECT BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional Class	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$ 1,000.00	$ 1,012.20	0.95%	$ 4.75
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.14	0.95%	$ 4.77

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

27

LADDER SELECT BOND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5867, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5867, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-888-859-5867. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

28

LADDER SELECT BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	18	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	18	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	18	None

29

LADDER SELECT BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	18	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	18	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	18	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

30

LADDER SELECT BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Senior Vice President, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Vice President, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Vice President, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

Vice President, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

31

LADDER SELECT BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

Assistant Vice President, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-859-5867.

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WAYCROSS LONG/SHORT EQUITY FUND

(WAYEX)

Annual Report

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-267-4304 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-267-4304. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

WAYCROSS LONG/SHORT EQUITY FUND
LETTER TO SHAREHOLDERS	February 29, 2020

Dear Shareholders,

We are pleased to provide this update for the Waycross Long/Short Equity Fund (the “Fund”). The Fund’s investment approach is based on bottom-up research that combines a thorough examination of a company’s fundamentals, valuation and market sentiment. This comprehensive analysis allows us to construct a portfolio using both long and short positions, which provides growth potential while at the same time reducing volatility.

Performance Review

The Fund produced a +5.0% return for the fiscal year ended February 29, 2020, while the primary benchmark (custom index) comprised of 50% S&P 500 and 50% 90-day Treasury Bills returned +5.4%. Long positions were the primary driver of performance for the year, while short exposure helped protect on the downside during the volatility in February.

The Technology sector was a significant contributor to performance during the year, led by the Fund’s top performers: longs Apple Inc. (APPL) and Microsoft Corporation (MSFT), which were up 58.3% and 45.9%, respectively. The Fund’s short positions in NetApp, Inc. (NTAP) and VMware, Inc. (VMW) also contributed to the sector’s positive performance.

The Industrials sector was the primary detractor from performance during the year, including the Fund’s worst performer, long position Fluor Corporation (FLR), which declined nearly 75% due short-term headwinds despite our investment thesis remaining intact. The sector’s shorts also contributed negatively to returns as General Electric Company (GE), Ingersoll-Rand Plc (TT), and Fastenal Company (FAST) all underperformed.

Looking at a longer time horizon, the Fund returned 5.4%, annualized over the last three years, while the primary benchmark returned 6.0%.

The Fund remains actively managed, emphasizing long positions where company fundamentals are expected to support future earnings growth. A diversified book of short positions acts as a hedge across the portfolio and allows the Fund to maintain a lower volatility compared to the overall market.

Exposures Summary

The Waycross Long/Short Equity Fund seeks to provide superior risk-adjusted returns by maintaining a low correlation to large cap equities. The Fund’s long and short exposure moved lower during the year, which resulted in an increase of the Fund’s overall net exposure during the year to 54% from 52% at the end of February 2019. As a result, overall gross exposure (longs plus shorts) also decreased. In terms of sector positioning, the Fund’s net exposure to Health Care and Technology increased, while the net exposure to the Consumer Discretionary and Industrials was reduced.

Exposures Summary (as of 02/29/2020)

Fund Exposures
Total Portfolio Exposures	Long/Short Exposure By Sector

Top Five Long Positions			Top Five Short Positions
Security Name	Sector	% of Net Assets	Security Name	Sector	% of Net Assets
MASTERCARD INC	INFO TECH.	3.9%	ZOETIS INC	HEALTH CARE	-1.5%
MICROSOFT CORPORATION	INFO TECH.	3.6%	CAPITAL ONE FINANCIAL	FINANCIALS	-1.4%
VISA, INC.	INFO TECH.	3.5%	PROCTER & GAMBLE	CONS STAPLES	-1.4%
APPLE, INC.	INFO TECH.	3.4%	STARBUCKS CORP	CONS DISC	-1.4%
ALPHABET, INC.	CONS DISC	3.3%	3M COMPANY	INDUSTRIALS	-1.3%

Market Outlook

2019 brought a rollercoaster of emotions for both investors and financial professionals alike. The year was filled with a seemingly unending cycle of record-breaking highs and lows. While the year ended with sizeable returns for the S&P 500, just three days into 2020 we found ourselves watching the market dip yet again due to political concerns.

We expect to see more volatility related to U.S. and foreign politics. Entering into an election year, we anticipate the market swings that typically come with the uncertainty of changes in leadership and policy. However, this volatility will reach far beyond election day, no matter what the outcome.

We are also beginning to see other indicators of market movement, such as some of the trends that appear during late-cycle bull market periods. Among these trends are a rapidly tightening labor market, meaning higher costs for employers, and rising U.S. corporate debt which is often seen at the end of bull market cycles as companies are reinvesting profits into technology and research. While this is not a causal reason for a recession, it is an indication that a shift in company strategy is underway. Finally, the COVID-19 (coronavirus) outbreak represents an emerging wildcard that is likely to result in increased market volatility as its effects continue to develop.

This type of volatility typically allows the opportunity for increased returns from our short book, which is composed of companies that are less likely to perform under higher pressure. We have positioned the portfolio accordingly by continuing to reduce our net exposure. The management team continues to look for opportunities for upside participation, along with the clear downside protection. As such, we remain focused on the long-term goals of our positions and the Fund as a whole.

On behalf of Waycross Partners, LLC, thank you for investing in the Fund.

Sincerely,

Benjamin H. Thomas, CFA
Managing Partner | Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-267-4304.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-267-4304 and a copy will be sent to you free of charge or visit the Fund’s website at www.waycrossfunds.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 29, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WAYCROSS LONG/SHORT EQUITY FUND
PERFORMANCE INFORMATION
February 29, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Waycross Long/Short Equity Fund versus the S&P 500® Index and
50% S&P 500® Index / 50% U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended February 29, 2020
	1 Year	3 Years	Since Inception(b)
Waycross Long/Short Equity Fund (a)	5.04%	5.39%	3.05%
S&P 500® Index	8.19%	9.87%	9.47%
50% S&P 500® Index / 50% U.S. Treasury Bill Index	5.43%	5.96%	5.45%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on April 29, 2015.

WAYCROSS LONG/SHORT EQUITY FUND
PORTFOLIO INFORMATION
February 29, 2020 (Unaudited)

Net Sector Exposure versus S&P 500® Index*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
Mastercard, Inc. - Class A	3.9%	Zoetis, Inc.	1.5%
Microsoft Corporation	3.6%	Capital One Financial Corporation	1.4%
Visa, Inc. - Class A	3.5%	Procter & Gamble Company (The)	1.4%
Apple, Inc.	3.4%	Starbucks Corporation	1.4%
Alphabet, Inc. - Class A	3.3%	3M Company	1.3%
Amazon.com, Inc.	3.2%	Texas Instruments, Inc.	1.3%
Analog Devices, Inc.	2.7%	Check Point Software Technologies Ltd.	1.3%
Ross Stores, Inc.	2.7%	Hewlett Packard Enterprise Company	1.3%
Lowe’s Companies, Inc.	2.4%	Accenture plc - Class A	1.3%
Facebook, Inc. - Class A	2.4%	VMware, Inc. - Class A	1.2%

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS February 29, 2020

COMMON STOCKS — 84.2%	Shares	Value
Communication Services — 5.7%
Interactive Media & Services — 5.7%
Alphabet, Inc. - Class A (a) (b)	1,360	$1,821,380
Facebook, Inc. - Class A (a) (b)	6,850	1,318,420
		3,139,800
Consumer Discretionary — 13.9%
Auto Components — 0.9%
BorgWarner, Inc.	16,100	508,760

Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill, Inc. (a) (b)	1,079	834,693

Household Durables — 1.5%
Mohawk Industries, Inc. (a) (b)	6,960	843,204

Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc. (a) (b)	935	1,761,306

Specialty Retail — 6.8%
Home Depot, Inc. (The) (b)	4,296	935,841
Lowe’s Companies, Inc.	12,500	1,332,125
Ross Stores, Inc.	13,700	1,490,286
		3,758,252
Consumer Staples — 1.8%
Food & Staples Retailing — 1.8%
Sysco Corporation	14,964	997,351

Energy — 3.2%
Oil, Gas & Consumable Fuels — 3.2%
Kinder Morgan, Inc.	24,260	465,064
Pioneer Natural Resources Company	6,984	857,496
Suncor Energy, Inc.	15,833	436,991
		1,759,551
Financials — 10.0%
Banks — 4.3%
Bank of America Corporation (b)	29,712	846,792
Citigroup, Inc.	12,240	776,750
JPMorgan Chase & Company	6,864	796,979
		2,420,521

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.2% (Continued)	Shares	Value
Financials — 10.0% (Continued)
Capital Markets — 3.3%
BlackRock, Inc.	1,829	$846,845
Goldman Sachs Group, Inc. (The) (b)	5,016	1,007,062
		1,853,907
Consumer Finance — 1.4%
American Express Company (b)	7,002	769,730

Insurance — 1.0%
American International Group, Inc.	12,504	527,169

Health Care — 12.8%
Biotechnology — 1.2%
Vertex Pharmaceuticals, Inc. (a)	2,951	661,113

Health Care Equipment & Supplies — 5.9%
Abbott Laboratories	5,976	460,331
Danaher Corporation	4,500	650,610
Edwards Lifesciences Corporation (a) (b)	5,328	1,091,388
Medtronic plc	10,836	1,090,860
		3,293,189
Health Care Providers & Services — 4.2%
AmerisourceBergen Corporation	8,000	674,560
CVS Health Corporation	12,400	733,832
UnitedHealth Group, Inc. (b)	3,666	934,683
		2,343,075
Pharmaceuticals — 1.5%
Elanco Animal Health, Inc. (a)	29,400	805,560

Industrials — 8.3%
Air Freight & Logistics — 1.9%
FedEx Corporation	7,618	1,075,433

Airlines — 1.1%
Southwest Airlines Company (b)	13,308	614,697

Commercial Services & Supplies — 1.2%
Waste Management, Inc.	5,700	631,617

Construction & Engineering — 0.4%
Fluor Corporation	24,720	230,390

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.2% (Continued)	Shares	Value
Industrials — 8.3% (Continued)
Machinery — 3.7%
Caterpillar, Inc.	9,440	$1,172,826
Deere & Company	5,646	883,486
		2,056,312
Information Technology — 27.3%
Communications Equipment — 2.1%
Arista Networks, Inc. (a)	2,020	390,102
Cisco Systems, Inc. (b)	19,250	768,652
		1,158,754
IT Services — 10.7%
Fiserv, Inc. (a)	7,900	863,944
Mastercard, Inc. - Class A (b)	7,441	2,159,750
PayPal Holdings, Inc. (a)	9,050	977,310
Visa, Inc. - Class A (b)	10,629	1,931,927
		5,932,931
Semiconductors & Semiconductor Equipment — 4.6%
Analog Devices, Inc. (b)	13,955	1,521,793
Xilinx, Inc.	12,269	1,024,339
		2,546,132
Software — 6.5%
Microsoft Corporation (b)	12,230	1,981,382
Oracle Corporation	15,059	744,818
salesforce.com, Inc. (a)	5,446	927,998
		3,654,198
Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc. (b)	6,928	1,893,838

Materials — 1.2%
Containers & Packaging — 1.2%
Crown Holdings, Inc. (a)	9,600	676,800

Total Common Stocks (Cost $41,744,555)		$46,748,283

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 11.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.46% (c) (Cost $6,179,621)	6,179,621	$6,179,621

Investments at Value — 95.3% (Cost $47,924,176)		$52,927,904

Other Assets in Excess of Liabilities — 4.7%		2,609,094

Net Assets — 100.0%		$55,536,998

(a)	Non-income producing security.
(b)	All or a portion this security is pledged as collateral for open short positions. The total value of such securities as of February 29, 2020 was $18,245,790.
(c)	The rate shown is the 7-day effective yield as of February 29, 2020.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT February 29, 2020

COMMON STOCKS — 30.4%	Shares	Value
Consumer Discretionary — 3.5%
Hotels, Restaurants & Leisure — 2.4%
McDonald’s Corporation	2,950	$572,801
Starbucks Corporation	9,740	763,908
		1,336,709
Specialty Retail — 1.1%
O’Reilly Automotive, Inc.	1,590	586,265

Consumer Staples — 1.4%
Household Products — 1.4%
Procter & Gamble Company (The)	6,834	773,814

Energy — 1.6%
Energy Equipment & Services — 0.8%
Helmerich & Payne, Inc.	12,478	460,313

Oil, Gas & Consumable Fuels — 0.8%
Exxon Mobil Corporation	8,160	419,750

Financials — 3.2%
Capital Markets — 1.8%
Charles Schwab Corporation (The)	10,021	408,356
T. Rowe Price Group, Inc.	4,791	565,386
		973,742
Consumer Finance — 1.4%
Capital One Financial Corporation	9,092	802,460

Health Care — 4.9%
Health Care Providers & Services — 1.8%
Anthem, Inc.	2,082	535,261
DaVita, Inc.	6,110	474,258
		1,009,519
Pharmaceuticals — 3.1%
Johnson & Johnson	3,100	416,888
Pfizer, Inc.	13,700	457,854
Zoetis, Inc.	6,450	859,334
		1,734,076
Industrials — 6.1%
Air Freight & Logistics — 1.0%
United Parcel Service, Inc. - Class B	5,900	533,891

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)

COMMON STOCKS — 30.4% (Continued)	Shares	Value
Industrials — 6.1% (Continued)
Building Products — 1.0%
Johnson Controls International plc	14,900	$544,893

Industrial Conglomerates — 2.4%
3M Company	5,023	749,633
General Electric Company	55,928	608,497
		1,358,130
Road & Rail — 1.7%
Union Pacific Corporation	3,100	495,411
Werner Enterprises, Inc.	14,220	477,792
		973,203
Information Technology — 9.7%
Communications Equipment — 1.0%
Juniper Networks, Inc.	25,500	541,110

IT Services — 1.3%
Accenture plc - Class A	3,963	715,678

Semiconductors & Semiconductor Equipment — 1.3%
Texas Instruments, Inc.	6,500	741,910

Software — 4.1%
Autodesk, Inc.	2,598	495,906
Check Point Software Technologies Ltd.	7,000	726,600
VMware, Inc. - Class A	5,378	648,157
Workday, Inc. - Class A	2,500	433,125
		2,303,788
Technology Hardware, Storage & Peripherals — 2.0%
Hewlett Packard Enterprise Company	56,100	717,519
NetApp, Inc.	7,900	369,088
		1,086,607

Total Securities Sold Short — 30.4% (Proceeds $17,185,968)		$16,895,858

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

ASSETS
Investments in securities:
At cost	$47,924,176
At value (Note 2)	$52,927,904
Cash deposits for securities sold short (Note 2)	19,535,629
Receivable for capital shares sold	62,250
Dividends and interest receivable	41,113
Other assets	6,200
Total assets	72,573,096

LIABILITIES
Securities sold short, at value (proceeds $17,185,968) (Note 2)	16,895,858
Dividends payable on securities sold short (Note 2)	50,537
Payable to Adviser (Note 4)	71,069
Payable to administrator (Note 4)	9,969
Other accrued expenses	8,665
Total liabilities	17,036,098

NET ASSETS	$55,536,998

NET ASSETS CONSIST OF:
Paid-in capital	$52,185,446
Accumulated earnings	3,351,552
NET ASSETS	$55,536,998

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,903,355

Net asset value, offering price and redemption price per share (Note 2)	$11.33

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended February 29, 2020

INVESTMENT INCOME
Dividend income	$712,999
Foreign withholding taxes on dividends	(750)
Interest income	294,559
1,006,808
EXPENSES
Investment advisory fees (Note 4)	616,148
Dividend expense on securities sold short (Note 2)	467,428
Administration fees (Note 4)	49,416
Fund accounting fees (Note 4)	34,934
Legal fees	23,522
Registration and filing fees	20,095
Trustees’ fees and expenses (Note 4)	18,793
Audit and tax services fees	18,000
Transfer agent fees (Note 4)	13,750
Compliance fees and expenses (Note 4)	12,108
Custody and bank service fees	9,384
Printing of shareholder reports	3,829
Postage and supplies	2,871
Federal excise taxes	166
Other expenses	17,544
Total expenses	1,307,988
Previous investment advisory fee reductions recouped by the Adviser (Note 4)	140,514
Net expenses	1,448,502

NET INVESTMENT LOSS	(441,694)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	866,851
Securities sold short	(2,550,336)
Foreign currency transactions	(461)
Net change in unrealized appreciation (depreciation) on:
Investments	2,456,022
Securities sold short	1,528,913
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	2,300,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,859,295

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2020	Year Ended February 28, 2019
FROM OPERATIONS
Net investment loss	$(441,694)	$(263,041)
Net realized gains (losses) from:
Investments	866,851	571,391
Securities sold short	(2,550,336)	343,890
Foreign currency transactions	(461)	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,456,022	(549,402)
Securities sold short	1,528,913	(608,636)
Net increase (decrease) in net assets resulting from operations	1,859,295	(505,798)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(590,273)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,935,732	26,564,874
Net asset value of shares issued in reinvestment of distributions	171,294	—
Payments for shares redeemed	(2,009,363)	(4,357,626)
Net increase in net assets from captial share transactions	15,097,663	22,207,248

TOTAL INCREASE IN NET ASSETS	16,366,685	21,701,450

NET ASSETS
Beginning of year	39,170,313	17,468,863
End of year	$55,536,998	$39,170,313

CAPITAL SHARE ACTIVITY
Shares sold	1,466,703	2,411,275
Shares reinvested	14,541	—
Shares redeemed	(172,834)	(419,538)
Net increase in shares outstanding	1,308,410	1,991,737
Shares outstanding at beginning of year	3,594,945	1,603,208
Shares outstanding at end of year	4,903,355	3,594,945

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 29, 2020		Year Ended February 28, 2019		Year Ended February 28, 2018	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value at beginning of period	$10.90		$10.90		$9.88	$9.10	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)		(0.06)		(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.64		0.06	(a)	1.27	0.89	(0.77)
Total from investment operations	0.55		0.00	(b)	1.13	0.78	(0.90)

Less distributions:
Distributions from net realized gains	(0.12)		—		(0.11)	—	—

Net asset value at end of period	$11.33		$10.90		$10.90	$9.88	$9.10

Total return (c)	5.04%		0.00%		11.44%	8.57%	(9.00	%)(d)

Net assets at end of period (000’s)	$55,537		$39,170		$17,469	$12,591	$4,780

Ratios/supplementary data:
Ratio of total expenses to average net assets prior to waivers/recoupments	2.66%		2.86%		3.21%	4.77%	7.25	%(e)

Ratio of net expenses to average net assets after waivers/recoupments (f)	2.94	%(g)	2.89	%(g)	2.90%	2.99%	3.30	%(e)

Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.99%		1.99%		1.99%	2.13%	2.15	%(e)

Ratio of net investment loss to average net assets (f)	(0.90%)		(1.00%)		(1.47%)	(1.96%)	(2.34	%)(e)

Portfolio turnover rate	37%		43%		35%	192%	134	%(d)

*	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.
(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee recoupments, reductions and/or expense reimbursements (Note 4).
(g)

Ratio was determined including prior years’ advisory fee reductions recouped by the Adviser in the amount of 0.28% and 0.12% for the years ended February 29, 2020 and February 28, 2019, respectively, and advisory fee reductions in the amount of 0.09% for the year ended February 28, 2019 (Note 4).

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2020

1. Organization

Waycross Long/Short Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek long-term capital appreciation with a secondary emphasis on capital preservation.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$46,748,283	$—	$—	$46,748,283
Money Market Funds	6,179,621	—	—	6,179,621
Total	$52,927,904	$—	$—	$52,927,904
Other Financial Instruments:
Common Stocks – Sold Short	$(16,895,858)	$—	$—	$(16,895,858)

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 29, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are declared and paid annually to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 29, 2020 and February 28, 2019 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
February 29, 2020	$409,421	$180,852	$590,273
February 28, 2019	$—	$—	$—

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Short sales – The Fund sells securities short. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short position. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, on the Statement of Operations. Net income earned on short sale proceeds held on deposit with the broker and/or margin interest earned, if any, are included in interest income on the Statement of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940, as amended (the “1940 Act”), to maintain assets consisting of cash, cash equivalents, or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers or amounts due to prime brokers for securities sold short are reported on the Statement of Assets and Liabilities. These amounts are considered in conjunction with securities held in the Fund’s collateral account. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Waycross Partners, LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments and securities sold short	$30,756,657
Gross unrealized appreciation	$9,186,645
Gross unrealized depreciation	(3,911,256)
Net unrealized appreciation	5,275,389
Accumulated capital and other losses	(1,923,837)
Accumulated earnings	$3,351,552

The federal income tax cost of portfolio investments and securities sold short may temporarily differ from the financial statement cost of portfolio investments (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

For the year ended February 29, 2020, the following reclassification was made on the Statement of Assets and Liabilities for the Fund as a result of permanent differences under income tax regulations and GAAP:

Paid-in capital	$(310,649)
Accumulated earnings	$310,649

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

As of February 29, 2020, the Fund had short-term capital loss carryforwards of $1,796,107 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distribution of such gains to shareholders.

Net qualified late-year ordinary losses incurred after December 31, 2019, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended February 29, 2020, the Fund deferred $127,730 of late-year ordinary losses to March 1, 2020 for income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended February 29, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, were $22,179,246 and $16,911,994, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser has contractually agreed, until June 30, 2020, to reduce investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.99% of the Fund’s average daily net assets. During the year ended February 29, 2020, the Adviser did not reduce its advisory fees.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. During the year ended February 29, 2020, the Adviser recouped $140,514 of prior years’ investment advisory fee reductions and expense reimbursements. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $72,850 no later than the dates listed below:

February 28, 2021	$47,210
February 28, 2022	25,640
Total	$72,850

UPDATED EXPENSE LIMITATION AGREEMENT

Effective March 1, 2020, pursuant to an Updated Expense Limitation Agreement between the Fund and the Adviser (the “UELA”), the Adviser will contractually agree, until July 1, 2021, to reduce investment advisory fees and reimburse other expenses to limit total

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.75% of the Fund’s average daily net assets.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of February 29, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
National Financial Services, LLC (for benefit of its customers)	95%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

As of February 29, 2020, the Fund had the following percentages of the value of its net assets invested or sold short in stocks within the Information Technology sector:

Sector	Long Positions	Short Positions	Net Exposure
Information Technology	27.3%	(9.7%)	17.6%

As shown above, although the Fund has greater than 25% of its net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

WAYCROSS LONG/SHORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Waycross Long/Short Equity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Waycross Long/Short Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 28, 2020

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$ 993.80	2.75%	$13.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,011.19	2.75%	$13.75

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-866-267-4304. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended February 29, 2020, the Fund designated $180,852 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 74.05%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2019 ordinary income dividends, 12.51% qualifies for the corporate dividends received deduction.

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	18	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	18	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	18	None

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	18	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014)
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	18	None
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	18	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Office and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-267-4304.

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with the Waycross Partners, LLC (the “Adviser”) for a renewed one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on January 21-22, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during such period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to the average and median of its custom peer group for the one-year and three-year periods and underperformed the average and median for the since inception period. The Board also noted that the Fund had outperformed relative to the average and median of its Morningstar category (Long/Short Funds Under $100 Million, True No-Load) for the one- and three-year periods. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement, and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the expense limitation agreement for the Fund until at least July 1, 2021, along with the Adviser’ proposal to lower the Fund’s net expense ratio from 1.99% to 1.75%, to be effective as of the start of the Fund’s next fiscal year.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the expense limitation agreement, along with the Adviser’ proposal to lower the Fund’s net expense ratio from 1.99% to 1.75%, to be effective as of the start of the Adviser’ Fund’s next fiscal year. The Board noted that the 1.25% advisory fee for the Fund was below the average and equal to the median for the Fund’s custom peer group, and above the average and median for the other funds in the Fund’s Morningstar category (Long/Short Funds Under $100 Million, True No-Load). The Board further noted that the overall expense ratio for the Fund of 2.89% was higher than the average and median expense ratio for the other funds in the Fund’s custom peer group and Morningstar category (Long/Short Funds Under $100 Million, True No-Load), and that this comparison held true when considering the reduction in the net expense ratio from 1.99% to 1.75%. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the Fund is fair and reasonable.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced in the past, and will experience in the future, benefits from the expense limitation agreement. Following further discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented, the Board indicated its desire to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,500 and $42,000 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $9,000 and $9,000 with respect to the registrant’s fiscal years ended February 29, 2020 and February 28, 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended February 29, 2020 and February 28, 2019, aggregate non-audit fees of $9,000 and $9,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	May 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	May 5, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	May 5, 2020

*	Print the name and title of each signing officer under his or her signature.